UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RECON TECHNOLOGY, LTD

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RECON TECHNOLOGY, LTD
1902 BUILDING C

KING LONG INTERNATIONAL MANSION

9 FULIN ROAD

BEIJING 100107 CHINA

PROXY STATEMENT AND NOTICE OF
2014 ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Recon Technology, Ltd	June 9, 2014 Beijing, China

To our shareholders:

It is my pleasure to invite you to our 2014 Annual Meeting of Shareholders on June 30, 2014, at 9:00 a.m. EDT. The meeting will be held at Room 1902, King Long International Mansion, 9 Fulin Road, Beijing, China.

The matters to be acted upon at the meeting are described in the Notice of 2014 Annual Meeting of Shareholders and Proxy Statement. At the meeting, we will also report on the Company’s performance and operations during the fiscal year ended June 30, 2013 and respond to shareholder questions.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,

/s/ Yin Shenping
Yin Shenping
Chairman and Chief Executive Officer

 NOTICE OF 2014 ANNUAL MEETING
OF SHAREHOLDERS
RECON TECHNOLOGY, LTD

TIME:	9:00 a.m. EDT on June 30, 2014
PLACE:	Room 1902, King Long International Mansion, 9 Fulin Road, Beijing, China

ITEMS OF BUSINESS:

(1)	To elect one Class I member of the Board of Directors, to serve a term expiring at the Annual Meeting of Shareholders following the fiscal year ending June 30, 2016, or until his successor is duly elected and qualified;

(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;
(3)	To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(4)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation; and

(5)	To transact any other business properly coming before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on April 30, 2014.

ANNUAL REPORT:	A copy of our 2013 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about June 9, 2014.

By order of the Board of Directors,

/s/ Yin Shenping
Yin Shenping,
Chairman and Chief Executive Officer

ABOUT THE FISCAL 2014 ANNUAL MEETING OF SHAREHOLDERS

What am I voting on?

You will be voting on the following:

(1)	To elect one Class I member of the Board of Directors, to serve a term expiring at the Annual Meeting of Shareholders following the fiscal year ending June 30, 2016, or until his successor is duly elected and qualified;

(2)	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014;

(3)

To vote on an advisory, nonbinding resolution to approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

(4)	To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation; and

(5)	To transact any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned ordinary shares of the Company as of the close of business on April 30, 2014. Each ordinary share is entitled to one vote. As of April 30, 2014, we had 4,580,311 ordinary shares outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

(2)	By phone, at 1-800-652-VOTE (8683) using any touch-tone telephone to transmit your voting instructions; or

(3)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote in person at the meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us prior to 9:00 p.m., Beijing time, on June 29, 2014, (2) voting again over the Internet prior to 9:00 p.m., Beijing time, on June 29, 2014, (3) voting again via the telephone prior to 9:00 p.m., Beijing time, on June 29, 2014, or (4) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of Proposals 1, 2, 3 and 4 (as to Proposal 4, for “every one year”) and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your ordinary shares are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account by telephone or on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s ordinary shares as of the record date. You may attend the meeting in person or at the Internet location listed on your proxy card. In addition, you may call in to the conference call for the meeting. The dial-in number in the United States is 1-866-620-9467, and the dial-in number in China is 010-95057. The password for the meeting is 97399962. Shareholders living in other countries are welcome to attend the conference call by contacting our Company at info@recon.cn.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, one-third (1/3) of our outstanding ordinary shares as of the record date must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1.  The nominee receiving the highest number of “For” votes will be elected as a director. This number is called a plurality. Shares not voted will have no impact on the election of directors. The proxy given will be voted “For” the nominee for director unless a properly executed proxy card is marked “Withhold” as to the nominee for director.

Proposal 2.  The ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 requires that a majority of the votes cast at the meeting be voted “For” the proposal. A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted.

Proposal 3. The advisory vote to approve executive officer compensation is advisory in nature and not binding on our Company. A vote “For” the proposal by a majority of the votes cast at the meeting would be considered an advisory approval of the proposed executive officer compensation. If a majority of shares do not vote in favor of the proposal, the Compensation Committee and Board of Directors will carefully consider the outcome when making future compensation decisions.

Proposal 4. The advisory vote to set the frequency of executive officer compensation votes is advisory in nature and not binding on our Company. The plurality of votes cast at the meeting for one, two or three years would be considered an advisory recommendation that executive officer compensation occur as frequently as recommended by such plurality. Although the vote is nonbinding and advisory, the Compensation Committee and Board of Directors will carefully consider the outcome when determining the frequency of shareholder votes on executive compensation.

Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

PROPOSAL ONE

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director in each Class follows. You are asked to vote for a nominee to serve as a Class I member of the Board of Directors. The candidate for the Board has consented to serve if elected. The terms of the Class II members of the Board of Directors continue until the Annual Meeting of Shareholders following the fiscal year ending June 30, 2014 and the terms of the Class III members of the Board of Directors continue until the Annual Meeting of Shareholders following the fiscal year ending June 30, 2015.

Nominee for election as a Class I member of the Board of Directors to serve a three-year term, whose term continues to the Annual Meeting of Shareholders following the fiscal year ending June 30, 2016:

Zhao Shudong

Independent Director

Age – 67

Before retiring in 2006, Mr. Zhao spent over 30 years working in the oilfield industry. From 1970 to 1976, Mr. Zhao worked as a technician in the Daqing oilfield. From 1976 to 1982, Mr. Zhao served as the vice director of the Hubei Oilfield Generalized Geologic Technical Research Institute. Mr. Zhao then spent 11 years as a director and section chief at the Scientific and Technological Development Department of the Huabei Petroleum Administrative Bureau. He was subsequently appointed Chief Geologist of the bureau, a position he held from 1993 to 1999. From 1999 to 2006, Mr. Zhao served as the General Manager of the Huabei Oilfield Company of CNPC. Mr. Zhao studied at the Northeast Petroleum Institute from 1965 to 1970. Mr. Zhao has been chosen as a director nominee because of his extensive experience in the oilfield industry.

Class II members of the Board of Directors whose terms continue to the Annual Meeting of Shareholders following the fiscal year ending June 30, 2014:

Hu Jijun
Independent Director Nominee
Age – 48

Director since 2008

Mr. Hu joined our Board of Directors in 2008. From 1988 to 2003, Mr. Hu served in a variety of positions at our No. 2 test-drill plant, including technician of installation, assets equipment work, electrical installation, control room production dispatcher, Deputy Chief Engineer of the Technology Battalion, and Deputy Director of Production. From 2003 to 2005 he served as Head of the Integrated Battalion and he is currently the Head of the Transport Battalion, Senior Electric Engineer. Mr. Hu graduated as an automated professional from the China University of Petroleum in 1988. Mr. Hu has been chosen as a director because we believe his years of experience and knowledge gained while working at our No. 2 test-drill plant will prove beneficial to the guidance of our company.

Nelson N.S. Wong

Independent Director Nominee

Age – 51

Director since 2008

Mr. Wong joined our Board of Directors in 2008. In 1990 Mr. Wong joined the Vigers Group, a real estate company that provides services in valuation, corporate property services, investment advisory services, general practice surveying, building surveying, commercial, retail and industrial agency, and property and facilities management. Mr. Wong became the Vice Chairman and CEO of the Vigers Group in 1993. In 1995 Mr. Wong established the ACN Group, a business consulting firm, where he has worked continuously and continues to serve as the Chairman and Managing Partner. Mr. Wong received a bachelor’s degree in arts from the PLA Institute of International Relations in Nanjing in 1983. Mr. Wong has been chosen as a director because we believe we can benefit from his leadership skills and management experience.

Class III members of the Board of Directors whose terms continue to the Annual Meeting of Shareholders following the fiscal year ending June 30, 2015:

Yin Shenping
Chief Executive Officer and Director
Age – 44

Director since 2007

In 2003 Mr. Yin founded Nanjing Recon, a Chinese company that provides services to automate and enhance the extraction of petroleum in the PRC, and has been the Chief Executive Officer since that time. Prior to founding Nanjing Recon, Mr. Yin served as a sales manager for Fujian Haitian Network Company from 1992 through 1994. Mr. Yin has founded and operated a number of companies: Xiamen Hengda Haitian Computer Network Co., Ltd. (1994), Baotou Hengda Haitian Computer Network Co., Ltd. (1997) and Beijing Jingke Haitian Electronic Technology Development Co., Ltd. (1999), and Jingsu Huasheng Information Technology Co., Ltd. (2000). In 2000, Mr. Yin merged the former Nanjing Kingsley Software Engineering Co., Ltd. into Nanjing Recon. Mr. Yin received his bachelor’s degree in 1991 from Nanjing Agricultural University in information systems. Mr. Yin has been chosen as a director because he is one of the founders of our company and we believe his knowledge of our company and years of experience in our industry give him the ability to guide our company as a director.

Chen Guangqiang
Chief Technology Officer and Director
Age – 50

Director since 2007

Mr. Chen has served as our Chief Technology Officer since 2003. Mr. Chen was a geological engineer for the Fourth Oil Extraction Plant of Huabei Oil Field from 1985 through 1993. From 1993 through 1999, Mr. Chen was a chief engineer for Xinda Company, CNPC Development Bureau. From 1999 through 2003, Mr. Chen served as the general manager of Beijing Adar. Mr. Chen received his bachelor’s degree in 1985 from Southwest Petroleum Institute. Mr. Chen has been chosen as a director because he is one of the founders of our company and we believe we can benefit from his years of engineering experience and management experience in the oil extraction industry.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Mr. Yin Shenping currently holds both the positions of Chief Executive Officer and Chairman of the Board. The Board of Directors believes that Mr. Yin’s service as both Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its shareholders. Mr. Yin possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers and suppliers.

We do not have a lead independent director because of the foregoing reasons and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a smaller reporting company that recently became listed on a public exchange; as such we deem it appropriate to be able to benefit from the guidance of Mr. Yin as both our Chief Executive Officer and Chairman of the Board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in the risk oversight of the Company. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE
CLASS I NOMINEE TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. The Audit Committee of the Board of Directors has appointed Friedman LLP to serve as the Company’s fiscal 2014 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman LLP be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

On October 15, 2009, the Company engaged Bernstein & Pinchuk LLP (“B&P”) as its independent registered public accounting firm to audit its financial statements. B&P was the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2010. On April 18, 2011, the practice of B&P merged with Marcum LLP to form Marcum Bernstein & Pinchuk LLP (“MarcumBP”), whereby B&P effectively resigned as the Company’s independent registered public accounting firm and MarcumBP became the Company’s independent registered public accounting firm. On December 8, 2011, the Board of Directors voted to dismiss MarcumBP as its independent registered public accounting firm. This decision was recommended by the Audit Committee and unanimously approved by the Board of Directors at a meeting called for such purpose. MarcumBP’s audit reports on the financial statements of the Company for fiscal 2010 did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During fiscal 2010 and through the date of MarcumBP’s dismissal, the Company had no disagreements with MarcumBP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MarcumBP, would have caused MarcumBP to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods. Additionally, during fiscal 2010 and through the date of MarcumBP’s resignation, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

On December 9, 2011, the Company engaged Friedman LLP as its independent registered public accounting firm to audit its financial statements. The decision to engage Friedman LLP was recommended by the Audit Committee of the Company’s Board of Directors and was then unanimously approved by the Company’s Board of Directors present at a Board meeting called for such purpose. During fiscal 2011 and through the date of the engagement of Friedman LLP, the Company did not consult with Friedman LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Prior to the engagement of Friedman LLP, Friedman LLP did not provide the Company with any written or oral advice that Friedman LLP concluded was an important factor considered by the Company in reaching any decision as to any accounting, auditing or financial reporting issue.

What services does Friedman LLP provide?

Audit services provided by Friedman LLP for fiscal 2014 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Friedman LLP be present at the meeting?

One or more representatives of Friedman LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Friedman LLP is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF
FRIEDMAN LLP AS THE COMPANY’S FISCAL 2014 INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(ITEM 3 ON THE PROXY CARD)

What am I voting on?

We are asking our shareholders to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2013 as disclosed in the Proxy Statement pursuant to the requirements of Item 402 of Regulation S-K. This advisory vote, which is sometimes referred to as a “say on pay” vote is required by Section 14A of the Securities and Exchange Act of 1934.

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

How often will shareholders vote on named executive officer compensation?

Our current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of shareholders. It is expected that the next such vote will occur at next year’s annual meeting of shareholders.

What vote is required to approve this proposal?

Approval of this Proposal Four requires the affirmative vote of a majority of the shares present or represented by proxy and voting at an Annual Meeting with quorum.

What are shareholders being asked to approve?

The Board of Directors is requesting your non-binding approval of the following resolution:

Resolved, that the shareholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

What if this proposal is not approved?

Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future compensation decisions.

WE RECOMMEND THAT YOU VOTE IN FAVOR OF THE NONBINDING ADVISORY RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

(ITEM 4 ON THE PROXY CARD)

What am I voting on?

In addition to asking for advisory approval of the compensation of the Company’s named executive officers, we are asking our shareholders, under an SEC rule, to approve, on an advisory basis, the frequency of advisory votes on executive compensation. By voting on this resolution, shareholders may express their preference for an advisory vote on executive compensation every 1, 2 or 3 years.

The Board and the Compensation Committee have carefully considered the options and concluded that the Company would benefit from the additional shareholder input provided through annual votes on executive compensation; and they are therefore recommending that shareholders vote “one year” in advising on the frequency of votes on executive compensation.

What voting options do you have?

Shareholders may vote “every one year”, “every two years” or “every three years” on this Proposal Four. A vote of “every one year” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Three every year. A vote of “every two years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Three every two years. A vote of “every three years” would mean that the shareholder recommends that our Company request shareholder approval of Proposal Three every three years.

Is this vote binding on our Company?

As an advisory vote, this proposal is not binding upon our Company, the Board or the Compensation Committee and will not be construed as overruling a decision by our Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for our Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding the frequency of shareholder votes on named executive officer compensation.

What vote is required to approve this proposal?

Approval of this Proposal Four requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute the quorum.

What if this proposal is not approved?

Pursuant to Section 14A, this vote is advisory only, and accordingly, is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when making future decisions about the frequency of votes on named executive officer compensation.

WE RECOMMEND THAT SHAREHOLDERS VOTE “EVERY ONE YEAR” IN ADVISING ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The nominee listed in the Proxy Statement has agreed to serve as a director, if elected. If for some unforeseen reason the nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms and until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors and non-voting observers do not receive any compensation for their services. Non-employee directors are entitled to receive $2,000 per Board of Directors meeting attended. In addition, non-employee directors are entitled to receive compensation for their actual travel expenses for each Board of Directors meeting attended.

Summary Director Compensation Table

Name(1)	Fees earned or paid in cash	Option Awards		Total(2)
Nelson N.S. Wong	$10,000	$—		$10,000
Hu Jijun	$4,000	$—		$4,000
Zhao Shudong	$4,000	$22,350	(3)	$26,350

(1)	Compensation for our directors Yin Shenping and Chen Guangqiang, who also serve as executive officers, is fully disclosed in the executive compensation table.
(2)	Other than Mr. Zhao Shudong, none of the directors received any ordinary share awards, nonqualified deferred compensation earnings or non-equity incentive plan compensation in fiscal year 2012.
(3)	On March 26, 2012, 15,000 share options were awarded to Zhao Shudong, which options vest over a period of five years, the first 20% of which will vest on March 26, 2013. The grant date fair value of such options was $1.49 per share.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that it maintains a majority of independent directors who are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

What role does the Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Nominating Committee’s charter is available on the Company’s website at www.recon.cn under Investor Relations and in print upon request. The Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Nominating Committee independent?

Yes. All members of the Nominating Committee have been determined to be independent by the Board of Directors.

How does the Nominating Committee identify and evaluate nominees for director?

The Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting.

The Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The nominating committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees, however, the nominating committee does consider diversity of opinion and experience when nominating directors.

What are the Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Nominating Committee consider?

The Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Secretary
Recon Technology, Ltd
Room 1902, Building C,

King Long International Mansion

9 Fulin Road

Beijing 100107 China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.recon.cn and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in fiscal 2013?

The Board of Directors met a total of five times, including one regularly scheduled meeting and four special meetings, during fiscal 2013. The Compensation Committee, the Audit Committee and the Nominating Committee each met five times during fiscal 2013. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2013 the Board of Directors had standing Audit, Nominating, and Compensation Committees. The members of each of the Committees as of June 9, 2014, their principal functions and the number of meetings held during the fiscal year ended June 30, 2013 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Hu Jijun, Chairman

Nelson N.S. Wong

Zhao Shudong

The Compensation Committee held five meetings during the fiscal year ended June 30, 2013. The Compensation Committee’s charter is available on the Company’s website at www.recon.cn under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;

•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;

•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Nelson N.S. Wong, Chairman

Zhao Shudong

Hu Jijun

The Audit Committee held five meetings during the fiscal year ended June 30, 2013. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Wong qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

•	Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•	Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial human resources and succession planning within the Company;

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Nominating Committee

The members of the Nominating Committee are:

Zhao Shudong, Chairman

Nelson N.S. Wong

Hu Jijun

The Nominating Committee had five meetings during the fiscal year ended June 30, 2013. All members of the Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Nominating Committee undertakes to:

•	Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

•	Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

•	Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Recon Technology Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

For information as to the business history of our Chief Executive Officer Mr. Yin, see the section “Proposal One: Election of Directors” elsewhere in this Proxy Statement.

Liu Jia

Chief Financial Officer

Age –31

Ms. Liu has served as our Chief Financial Officer since 2008. Prior to that, Ms. Liu assisted various companies, including Heilongjiang Province Jintian Group, with financial due diligence, field surveys and data analysis. While in college Ms. Liu served internships in Xinghua Certified Public Accountants, Ltd.; Beijing Zhongweihuahao Accountants Affairs Office; Tiantong Securities Co., Ltd. and Industrial and Commercial Bank of China, which internships focused on auditing, accounting and data analysis. Ms. Liu received her bachelor’s degree in 2006 from Beijing University of Chemical Technology, School of Economics and Management and her master’s degree in industrial economics in 2009 from Beijing Wuzi University.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S
NAMED EXECUTIVE OFFICERS

We have employment agreements with each of our Chief Executive Officer, Chief Technology Officer and Chief Financial Officer. With the exception of the employment agreement with our Chief Financial Officer, each of these employment agreements provides for an indefinite term. Such employment agreements may be terminated (1) if the employee gives written notice of his or her intention to resign, (2) the employee is absent from three consecutive meetings of the Board of Directors, without special leave of absence from the other members of the Board of Directors, and the Board of Directors passes a resolution that such employee has vacated his office, or (3) the death, bankruptcy or mental incapacity of the employee. The employment agreement for our Chief Financial Officer provides for a one-year term, currently expiring on March 12, 2015. Such employment agreement may be terminated if the employee gives thirty days’ written notice of her intention to resign, or if the Board of Directors determines she can no longer perform her duties as Chief Financial Officer and provides her with thirty days’ written notice of termination.

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us.

SUMMARY EXECUTIVE COMPENSATION TABLE

The following table shows the annual compensation paid by us to Mr. Yin Shenping, our Chief Executive Officer, and Mr. Chen Guangqiang, for the years ended June 30, 2013 and 2012. No other employee’s total salary exceeded $100,000.

Name and principal position	Year	Salary		Bonus	Option Awards		All Other Compensation	Total
Yin Shenping,	2013	$85,437	(1)	$—	$—	(2)	$—	$85,437
Principal Executive Officer	2012	$81,359		$—	$119,200	(2)	$—	$200,559
Chen Guangqiang,	2013	$71,942	(3)	$12,945	$—	(4)	$—	$84,887
Chief Technology Officer	2012	$61,003		$7,911	$74,500	(4)	$—	$153,414

(1)	Mr. Yin has earned this salary and we have accrued for it; however, we have not yet paid these amounts to Mr. Yin. During fiscal 2012 and 2013, Mr. Yin did not receive any salary payment.
(2)	On July 30, 2009, 60,000 share options were awarded to Yin Shenping, which options vest over a period of five years, the first 20% of which vested on July 30, 2010, the second 20% on July 30, 2011 and the third 20% on July 30, 2012. The grant date fair value of such options was $4.42 per share, and the total amount of option awards was recognized in the year of grant. On March 26, 2012, 80,000 share options were awarded to Yin Shenping, which options vest over a period of five years, the first 20% of which will vest on March 26, 2013. The grant date fair value of such options was $1.49 per share, and the total amount of option awards was recognized in the year of grant.
(3)	Mr. Chen has earned this salary and we have accrued for it; however, we have not yet paid these amounts to Mr. Chen. During fiscal 2012 and 2013, Mr. Chen did not receive any salary payment; however, he did receive his bonus payment from the company.
(4)	On July 30, 2009, 50,000 share options were awarded to Chen Guangqiang, which options vest over a period of five years, the first 20% of which vested on July 30, 2010, the second 20% on July 30, 2011 and the third 20% on July 30, 2012. The grant date fair value of such options was $4.42 per share, and the total amount of option awards was recognized in the year of grant. On March 26, 2012, 50,000 share options were awarded to Chen Guangqiang, which options vest over a period of five years, the first 20% of which will vest on March 26, 2013. The grant date fair value of such options was $1.49 per share, and the total amount of option awards was recognized in the year of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Weighted Option exercise price ($)	Option expiration date
(a)	(b)	(c)	(e)	(f)
Yin Shenping	36,000	24,000	6.00	July 29, 2019(2)
Principal Executive Officer	16,000	64,000	2.96	March 25, 2022(3)
Total	52,000	88,000	4.26

Chen Guangqiang	30,000	20,000	6.00	July 29, 2019(2)
Chief Technology Officer	10,000	40,000	2.96	March 25, 2022(3)
Total	40,000	60,000	4.48

(1)	As of June 30, 2013, our Company has not made any stock awards. For this reason, we have excluded the following columns from this table: (g) Number of shares or units of stock that have not vested (#); (h) Market value of shares of units of stock that have not vested ($); (i) Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#); and (j) Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($).
(2)	Options granted on July 30, 2009, which vest at a rate of 20% per year on the anniversary of the grant date and which are exercisable for $6.00 per share.
(3)	Options granted on March 26, 2012, which vest at a rate of 20% per year on the anniversary of the grant date and which are exercisable for $2.96 per share.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	608,000	$3.93	182,362
Equity compensation plans not approved by security holders	-	$-	-
Total	608,000	$3.93	182,362

AUDIT COMMITTEE REPORT AND FEES PAID TO
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2013?

The members of the Audit Committee as of June 30, 2013 were Nelson N.S. Wong, Zhao Shudong and Hu Jijun. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors has determined that Mr. Wong, who is an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.recon.cn under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2013, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2013?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and

•	discussed with Friedman LLP, the Company’s independent registered public accounting firm for the 2013 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman LLP their independence. The Audit Committee has concluded that Friedman LLP is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2013?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2013.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2013?

The Audit Committee has reviewed and discussed the fees paid to Friedman LLP during fiscal 2013 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman LLP’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee as of June 30, 2013:

Nelson N.S. Wong, Chairman

Zhao Shudong

Hu Jijun

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

During fiscal 2013 and 2012, Friedman LLP’s fees for the annual audit of our financial statements and the quarterly reviews of the financial statements included in Forms 10-Q were $180,000 and $142,000, respectively.

Audit-Related Fees

During fiscal 2013 and 2012, Friedman LLP billed the Company $0 for audit-related services.

Tax Fees

The Company was not billed by Friedman LLP for tax services in fiscal 2013 and 2012.

All Other Fees

The Company was not billed by Friedman LLP for any other services in fiscal 2013 and 2012.

Audit Committee Pre-Approval Policies

Before Friedman LLP was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Friedman LLP have been so approved.

BENEFICIAL OWNERSHIP OF ORDINARY SHARES

The following table sets forth information with respect to beneficial ownership of our ordinary shares as of the date of this report, for each person known by us to beneficially own 5% or more of our ordinary shares, and all of our executive officers and directors individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 4,620,936 Shares outstanding as of the date hereof, plus as to each shareholder, such shares underlying options that are exercisable within 60 days after the date hereof. Such shares subject to options are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table. Our major shareholders do not possess voting rights that differ from our other shareholders. Except as otherwise noted, the address of each of the below shareholders is c/o Recon Technology Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China.

Name	Amount of Beneficial Ownership	Percentage Ownership
Yin Shenping(1)	711,761	15.21%
Chen Guangqiang(2)	689,761	14.77%
Hu Jijun(3)	15,000	*
Nelson Wong(4)	18,000	*
Zhao Shudong(5)	6,000	*
Directors and Named Executive Officers as a Group (five members)(6)	1,440,522	30.20%

Holders of More than 5% of Outstanding Shares
Liu Hui(7)	833,681	18.04%
Chen Yiquan(7)	833,681	18.04%

Total	2,274,203	48.24%

(1)	Includes 60,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014. Does not include 48,000 options that are not exercisable within 60 days after June 4, 2014.
(2)	Includes 50,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014. Does not include 30,000 options that are not exercisable within 60 days after June 4, 2014.
(3)	Includes 15,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014.
(4)	Includes 18,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014.
(5)	Includes 6,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014. Does not include 9,000 options that are not exercisable within 60 days after June 4, 2014.
(6)	Includes 149,000 options to purchase ordinary shares that are exercisable within 60 days after June 4, 2014 held by the officers and directors included above.
(7)	Includes 458,525 Shares held by Chen Yiquan and 375,156 Shares held by Liu Hui. According to a jointly filed Schedule 13D dated December 27, 2010 (Accession No. 0001144204-10-068264), Chen Yiquan and Liu Hui share beneficial ownership of and have joint voting and dispositive power over the aggregate 833,681 Shares. Based on a Form 13D filed by Mr. Chen and Mr. Liu, Mr. Chen’s principal business address is 42/F, Yinglong Plaza, No. 76 Huangpu Road West, Guangzhou, and Mr. Liu’s principal business address is Room C301, 3/F, Central Tower, Chemsunny World Trade Centre, No. 28 Fuxingmen Nei Avenue, Xicheng District, Beijing.
*	Less than 1%.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended June 30, 2013 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of the Company’s ordinary shares. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, we believe that all reports were timely made.

Availability of Form 10-K to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China, by calling 010-84945799 or via the Internet at www.recon.cn.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing by January 21, 2015. All written proposals should be submitted to: Secretary, Recon Technology, Ltd, Room 1902, Building C, King Long International Mansion, 9 Fulin Road, Beijing 100107 China.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

Recon

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on June 30, 2014.

Vote by Internet

- Go to **www.investorvote.com/RCON**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3 and for every ONE YEAR on Proposal 4.

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1. Election of Directors:

	For	Withhold
01 - Zhao Shudong	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The annual meeting materials are available at: www.edocumentview.com/RCON

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Recon

Proxy — Recon Technology LTD

Notice of 2014 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

*******Online, Telephonic and Physical Meeting at 9:00 a.m., Eastern Daylight Time, June 30, 2014**

Mr. Yin Shenping is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Recon Technology LTD to be held on June 30, 2014 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, the appointment of Friedman LLP as independent registered public accounting firm, FOR Proposal 3, the nonbinding advisory vote approving named executive officer compensation, and for every ONE YEAR for Proposal 4, the nonbinding and advisory vote recommending the frequency of shareholder votes on executive officer compensation. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Recon

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3 and for every ONE YEAR on Proposal 4.

1. Election of Directors:

	For	Withhold
01 - Zhao Shudong	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. To vote on an advisory, nonbinding resolution to approve the frequency of advisory votes on named executive officer compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 9 8 2 1 6 2

01V1EE

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The annual meeting materials are available at: www.edocumentview.com/RCON

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Recon

Proxy — Recon Technology LTD

Notice of 2014 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting

*******Online, Telephonic and Physical Meeting at 9:00 a.m., Eastern Daylight Time, June 30, 2014**

Mr. Yin Shenping is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Recon Technology LTD to be held on June 30, 2014 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, the election of the nominees for the board of directors, FOR Proposal 2, the appointment of Friedman LLP as independent registered public accounting firm, FOR Proposal 3, the nonbinding advisory vote approving named executive officer compensation, and for every ONE YEAR for Proposal 4, the nonbinding and advisory vote recommending the frequency of shareholder votes on executive officer compensation. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)